Exhibit 21
Updated to
December 31, 2005
SUBSIDIARIES
Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

A. GENERAL CORPORATE ADMINISTRATION

Place of
Name	Incorporation
CBE Services, Inc.	Delaware, U.S.
CI Finance, Inc.	Delaware, U.S.
CI Leasing Company	Delaware, U.S.
Cooper (China) Co., Ltd.	China
Cooper Bermuda Investments Ltd.	Bermuda
Cooper Bussmann Finance, Inc.	Delaware, U.S.
Cooper Europe Finance LLC	Delaware, U.S.
Cooper Europe Finance SNC	France
Cooper Finance (Bermuda) Ltd.	Bermuda
Cooper Finance Group L.P.	United Kingdom
Cooper Finance Group, S a.r.l.	Luxembourg
Cooper Finance Investment LLC	Delaware, U.S.
Cooper Finance USA, Inc.	Delaware, U.S.
Cooper France Finance SNC	France
Cooper France Finance, Inc.	Delaware, U.S.
Cooper France Investment LLC	Delaware, U.S.
Cooper Global LLC	Delaware, U.S.
Cooper Holdings Ltd.	Bermuda
Cooper Hungary Group Financing Limited Liability Company	Hungary
Cooper Industries Finanzierungs-GbR	Germany
Cooper Industries Foundation	Ohio, U.S.
Cooper Industries International, LLC	Delaware, U.S.
Cooper Industries Mexico, S. de R.L. de C.V.	Mexico
Cooper Industries, Inc.	Delaware, U.S.
Cooper International Finance, Inc.	Delaware, U.S.
Cooper Investment Group L.P.	United Kingdom
Cooper Investment Group. S a.r.l.	Luxembourg
Cooper Luxembourg Finance S à.r.l.	Luxembourg
Cooper Offshore Holdings Ltd.	Bermuda
Cooper Pensions Limited	United Kingdom
Cooper Power Systems Finance, Inc.	Delaware, U.S.
Cooper Power Tools Finance, Inc.	Delaware, U.S.
Cooper Securities, Inc.	Texas, U.S.
Cooper US, Inc.	Delaware, U.S
Cooper WLK, Inc.	Delaware, U.S.
Cooper Xi’an Fusegear Ltd.	China

Exhibit 21

B. ELECTRICAL PRODUCTS

Place of
Name	Incorporation
Alpha Lighting, Inc.	Delaware, U.S.
Arrow-Hart, S.A. de C.V.	Mexico
Atlite Inc.	Delaware, U.S.
Borden/Reaves, Inc.	California, U.S.
Broomco (1644) Limited	United Kingdom
Bussmann do Brasil Ltda.	Brazil
Bussmann International, Inc.	Delaware, U.S.
Bussmann, S. de R.L. de C.V.	Mexico
BZ Holdings Inc.	Delaware, U.S.
Capri Codec S.A.S.	France
CEAG Notlichtsysteme GmbH	Germany
Componentes de Iluminacion, S. de R.L. de C.V.	Mexico
Cooper (UK) Group Limited	United Kingdom
Cooper B-Line Limited	United Kingdom
Cooper B-Line, Inc.	Delaware, U.S.
Cooper Bussmann, (U.K.) Limited	United Kingdom
Cooper Bussmann India Private Limited	India
Cooper Bussmann, Inc.	Delaware, U.S.
Cooper Corelite, Inc.	Delaware, U.S.
Cooper Crouse-Hinds (UK) Ltd.	United Kingdom
Cooper Crouse-Hinds AS	Norway
Cooper Crouse-Hinds B.V.	Netherlands
Cooper Crouse-Hinds GmbH	Germany
Cooper Crouse-Hinds, LLC (49% owned by Cooper Industries International, LLC)	Dubai, U.A.E.
Cooper Crouse-Hinds Pte. Ltd.	Singapore
Cooper Crouse-Hinds, LLC	Delaware, U.S.
Cooper Crouse-Hinds, S.A.	Spain
Cooper Crouse-Hinds, S.A. de C.V.	Mexico
Cooper Electric (Shanghai) Co., Ltd.	China
Cooper Electrical Australia Pty. Limited	Australia
Cooper Electrical France SARL	France
Cooper Electrical International, Inc.	Delaware, U.S.
Cooper Electronic Technologies, Inc.	Florida, U.S.
Cooper Enterprises LLC	Delaware, U.S.
Cooper Industries (Electrical) Inc.	Ontario, Canada
Cooper Industries (U.K.) Limited	United Kingdom
Cooper Industries Holdings GmbH	Germany
Cooper Industries South Africa, LLC	Delaware
Cooper Lighting and Security Limited	United Kingdom
Cooper Lighting de Mexico, S. de R.L. de C.V.	Mexico
Cooper Lighting, Inc.	Delaware, U.S.

Exhibit 21

B. ELECTRICAL PRODUCTS
Place of
Name		Incorporation
Cooper Menvier B.V.		Netherlands
Cooper Menvier France SARL		France
Cooper Menvier S.A.S.		France
Cooper Mexico Distribucion, S. de R.L. de C.V.		Mexico
Cooper Novitas, Inc.		California, U.S.
Cooper Power Systems do Brasil Ltda.		Brazil
Cooper Power Systems Transportation Company		Wisconsin, U.S.
Cooper Power Systems, Inc.		Delaware, U.S.
Cooper Security Limited		United Kingdom
Cooper Shanghai Power Capacitor, Co. Ltd. (65% owned by Cooper China Co., Ltd.)		China
Cooper Technologies Company		Delaware, U.S.
Cooper Wiring Devices de Mexico, S.A. de C.V.		Mexico
Cooper Wiring Devices Manufacturing, S. de R.L. de C.V.		Mexico
Cooper Wiring Devices, Inc.		New York, U.S.
Crompton Lighting Holdings Limited		United Kingdom
Crompton Lighting International Limited		United Kingdom
Crompton Lighting Investments Limited		United Kingdom
CTIP Inc.		Delaware, U.S.
Digital Lighting Co., Limited (98% owned by Digital Lighting Holdings Limited and 2% owned by Alpha Lighting, Inc.)		Hong Kong
Digital Lighting Holdings Limited (50% owned by Alpha Lighting, Inc.)		British Virgin Islands
Dongguan Cooper Electronics Co. Ltd.		China
EAM Asset Management Corp.		Delaware, U.S.
Electromanufacturas, S.A. de C.V.		Mexico
Fulleon Limited		United Kingdom
Iluminacion Cooper de las Californias S. de R.L. de C.V.		Mexico
Industrias Royer, S.A. de C.V.		Mexico
McGraw-Edison Development Corporation		Delaware, U.S.
MEDC Limited		United Kingdom
Menvier CSA Srl		Italy
Menvier Group Limited		United Kingdom
Menvier Overseas Holdings Limited		United Kingdom
North American Consumer Products, Inc.		Delaware, U.S.
PCV Incorporated		Delaware, U.S.
PDS Edison Power Systems Co., Ltd. (60% owned by Cooper Power Systems, Inc.)		China
PowerStor, Inc.		California, U.S.
Pretronica Precisao Electronica Lda.		Portugal
Regent Far East Limited		Hong Kong
Regent Holding Corp.		Delaware, U.S.
Regent Lighting Corporation		Delaware, U.S.
RL Manufacturing Sdn. Bhd.		Malaysia
RLS Incorporated		Delaware, U.S.

Exhibit 21

B. ELECTRICAL PRODUCTS
Place of
Name		Incorporation
RTE Far East Corporation		Taiwan
Save Fusetech Inc.		Korea
Scantronic Benelux B.V.		Netherlands
Scantronic Holdings Limited		United Kingdom
Scantronic International Limited		United Kingdom
Silver Light International Limited		British Virgin Islands
Silver Victory Hong Kong Limited		Hong Kong
Societe Civile Immobiliere NOEMY		France
Thomas A. Edison Research & Development Center (Shanghai) Co., Ltd		China
Univel EPE		Greece

Exhibit 21

C. TOOLS
Place of
Name		Incorporation
Airetool and Yost Superior Realty, Inc. (50% owned by Cooper Power Tools, Inc.)		Ohio, U.S.
Collins Associates Ltd.		British Virgin Islands
Cooper (Great Britain) Ltd.		United Kingdom
Cooper Brands, Inc.		Delaware, U.S.
Cooper Industries (Canada) Company		Nova Scotia, Canada
Cooper Industries (Canada) Inc.		Ontario Canada
Cooper Industries Australia Pty Limited		Australia
Cooper Industries France SARL		France
Cooper Industries GmbH		Germany
Cooper Industries, LLC		Delaware, U.S.
Cooper Italia S.r.l.		Italy
Cooper Power Tools GmbH & Co.		Germany
Cooper Power Tools GmbH Beteiligungen		Germany
Cooper Power Tools, S.A.S.		France
Cooper Power Tools, Inc.		Delaware, U.S.A.
Cooper Tools B.V.		Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.		Mexico
Cooper Tools GmbH		Germany
Cooper Tools Hungaria Kft.		Hungary
Cooper Tools International, LLC		Delaware, U.S.
Cooper Tools Industrial Ltda.		Brazil
Cooper Tools Manufacturing, S. de R.L. de C.V.		Mexico
Cooper Tools Pty. Limited		Australia
Cooper Tools S.A.S.		France
Cooper Tools, Inc.		Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs-GmbH		Germany
Empresa Andina de Herramientas, S.A.		Colombia
Erem S.A.		Switzerland
Lufkin Europa B.V.		Netherlands
Metronix Messgerate und Elektronik GmbH		Germany
Nicholson Mexicana, S.A. de C.V.		Mexico
Societe Civile Immobiliere PRECA		France
Societe Civile Immobiliere R.M.		France
The Cooper Group, Inc.		Delaware, U.S.

Exhibit 21

D. INACTIVE SUBSIDIARIES

Place of
Name		Incorporation
B & S Fuses Limited		United Kingdom
Blessing International B.V.		Netherlands
Brownly-Consultadoria e Projectos Lda		Madeira Free Zone
Connectron, Inc.		New Jersey
Cooper Industries Australia Pensions Pty Ltd		Australia
Cooper Industries Finance B.V.		Netherlands
Cooper Industries Foreign Sales Company, Limited		Barbados
Cooper Power Systems Pty. Ltd.		Australia
Cooper Power Tools B.V.		Netherlands
Cooper Power Tools de Mexico, S.A. de C.V.		Mexico
Cooper Western Hemisphere Company		Delaware, U.S.
Cortek Internacional, S.A.		Costa Rica
Crouse-Hinds de Venezuela, C.A.		Venezuela
DFL Fusegear Limited		United Kingdom
Dunfermline Company		Ireland
Eagle Electric MFG. Co. Mexico, S.A. de C.V.		Mexico
Edison Fusegear, Inc.		Delaware, U.S.
Firecom Limited		United Kingdom
Gardner-Denver (Aust.) Pty. Limited		Australia
Gardner-Denver International, C.A.		Venezuela
Hi-Tech Enclosures Limited		United Kingdom
Homelink Telecom Limited		United Kingdom
JSB Electrical Limited		United Kingdom
Kestron Units Limited		United Kingdom
Mannin Circuits Limited		Isle of Man
Manufacturing Electrical Design Consultants Limited		United Kingdom
McGraw-Edison Export Corporation		Delaware, U.S.
Menvier Electronics International Pty Ltd.		Australia
Menvier Limited		United Kingdom
Menvier Research Limited		Ireland
Menvier Security Limited		United Kingdom
MSG Leasing Limited		United Kingdom
Next Loudspeakers Limited		United Kingdom

Exhibit 21

D. INACTIVE SUBSIDIARIES

Place of
Name	Incorporation
Next Two (International) Limited	United Kingdom
Next Two Limited	United Kingdom
Regalsafe Limited	United Kingdom
Scantronic B.V.	Netherlands
Scantronic International Holdings B.V.	Netherlands
Scantronic Limited	United Kingdom
Si-Tronic Srl (49% owned by Scantronic International Limited)	Italy
Transmould Limited	Ireland
WPP, Inc.	Oregon, U.S.